UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2004

SAFLINK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20270	95-4346070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 108th Avenue NE, Suite 2100

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 278-1100

Item 5. Other Events.

On February 26, 2004, SAFLINK Corporation (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with certain accredited institutional investors (collectively, the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers, and the Purchasers agreed to purchase from the Company, an aggregate of 3,080,000 shares of the Company’s common stock and warrants to purchase up to 1,232,000 shares of the Company’s common stock in a private placement, for an aggregate purchase price of approximately $9.2 million. The transaction is subject to the terms and conditions specified in the Purchase Agreement attached hereto as Exhibit 10.1. The warrants are subject to the terms and conditions of the form of warrant attached hereto as Exhibit 4.1. Pursuant to a Registration Rights Agreement, the form of which is attached hereto as Exhibit 10.2, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of the Company’s common stock issuable pursuant to the terms of the Purchase Agreement and the related warrants.

A copy of the Company’s press release announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
4.1	Form of warrant

10.1	Common Stock Purchase Agreement, dated as of February 26, 2004, by and between SAFLINK Corporation and the Purchasers

10.2	Registration Rights Agreement, dated as of February 26, 2004, by and among SAFLINK Corporation and the Purchasers

99.1	Press release dated February 27, 2004

This Current Report on Form 8-K contains statements and information about management’s view of the Company’s future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including risks and uncertainties associated with the successful integration of the acquired business, technology and employees and the realization of anticipated benefits of the transaction, risks associated with the rapidly evolving market for biometric solutions and the Company’s products and services, and the Company’s working capital deficit and its ability to continue as a going concern, as well as other factors that are discussed in more detail in the Company’s 414(b)(3) Prospectus filed with the SEC August 16, 2002, as amended and supplemented, and in its Annual Report on Form 10-K, as well as other documents periodically filed with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFLINK Corporation

March 1, 2004	By:	/s/ Glenn Argenbright
Glenn Argenbright
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of warrant

10.1	Common Stock Purchase Agreement, dated as of February 26, 2004, by and between SAFLINK Corporation and the Purchasers

10.2	Registration Rights Agreement, dated as of February 26, 2004, by and among SAFLINK Corporation and the Purchasers

99.1	Press release dated February 27, 2004

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